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                                                                   EXHIBIT 10.20

                      SIXTH AMENDMENT TO CREDIT AGREEMENT

     This SIXTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") executed effective as of the 31st day of January, 2002 (the "Sixth Amendment Effective Date"), is by and among ATP OIL & GAS CORPORATION, a corporation formed under the laws of the State of Texas (the "Borrower"); each of the lenders that is a signatory hereto or which becomes a signatory hereto and to the hereinafter described Credit Agreement as provided in Section 12.06 of the Credit Agreement (individually, together with its successors and assigns, a "Lender" and collectively, the "Lenders"); and UNION BANK OF CALIFORNIA, N.A., a national banking association as agent for the Lenders (in such capacity, together with any successors in such capacity, the "Administrative Agent").

                                R E C I T A L S

     A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of April 27, 2001 as amended and supplemented by that certain (i) First Amendment to Credit Agreement dated as of June 29, 2001, (ii) Second Amendment to Credit Agreement dated as of June 29, 2001, (iii) Third Amendment to Credit Agreement dated as of June 30, 2001, (iv) Fourth Amendment to Credit Agreement dated as of October 1, 2001, and (v) Fifth Amendment to Credit Agreement dated as of November 5, 2001 (as so amended, the "Credit Agreement"), pursuant to which the Lenders agreed to make loans to and extensions of credit on behalf of the Borrower.

     B. Subject to the terms and conditions of this Amendment, the Borrower, the Administrative Agent and the Lenders wish to amend the Credit Agreement and to provide for a guaranty by ATP Energy, Inc. (the "ATP Energy").

     NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

     SECTION 1. DEFINITIONS. As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary. The words "hereby", "herein", "hereinafter", "hereof", "hereto" and "hereunder" when used in this Amendment shall refer to this Amendment as a whole and not to any particular Article, Section, subsection or provision of this Amendment. Section, subsection and Exhibit references herein are to such Sections, subsections and Exhibits to this Amendment unless otherwise specified. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine and feminine, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

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     SECTION 2. AMENDMENTS. The Borrower, the Administrative Agent and the
Lenders agree that the Credit Agreement is hereby amended, effective as of the Sixth Amendment Effective Date, in the following particulars:

        (a) The following terms, which are defined in Section 1.02 of the Credit Agreement, are hereby amended in their entirety to read as follows:

     "Agreement" shall mean this Credit Agreement, as amended and supplemented by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, and as the same may from time to time be further amended or supplemented.

     "Loan Documents" shall mean this Agreement, the Notes, the Fee Letter, all Letters of Credit, all Letter of Credit Agreements, the Security Instruments, the Guaranty, and any other document expressly indicating therein that such document is a "Loan Document" under this Agreement.

        (b) Section 1.02 of the Credit Agreement is hereby further amended and supplemented by adding the following new definitions where alphabetically appropriate, which read in their entirety as follows:

     "ATP Energy" means ATP Energy, Inc., a Texas corporation.

     "Guaranty" means the Guaranty dated as of the Sixth Amendment Effective Date made by ATP Energy in favor of the Administrative Agent for the benefit of the Credit Parties (as therein defined) as the same may be amended, supplemented or otherwise modified from time to time in the future.

     "Sixth Amendment" shall mean that certain Sixth Amendment to Credit Agreement dated as of January 31, 2002, by and among the Borrower, the Administrative Agent and the Lenders.

     "Sixth Amendment Effective Date" shall mean January 31, 2002.

        (c) Section 10.01(o) of the Credit Agreement is hereby amended is hereby amended in its entirety to read as follows:

          "(o) this Credit Agreement and the other Loan Documents shall not be amended and restated in their entirety, to the reasonable satisfaction of the Administrative Agent and the Lenders, on or before February 28, 2002; provided that neither the Administrative Agent nor any Lender shall be entitled to require any change in the economic terms of this Agreement or any Loan Document in connection with any such amendment and restatement other than those changes to the economic terms which are permitted in connection with the syndication of the credit facilities evidenced by the Credit Agreement in accordance with the Letter Agreement dated as of October 5, 2001 between Union Bank of California, N.A. and the Borrower; or".

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        (d) Section 10.01 of the Credit Agreement is hereby amended by adding a new Section 10.01(p) to read as follows:

        "(p) any of the provisions in the Guaranty shall for any reason cease to be in full force and effect, valid and binding on ATP Energy, or ATP Energy shall so state in writing."

     SECTION 3. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Administrative Agent and the Lenders that:

        (a) Except for such which are made only as of a prior date, the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects as of the Sixth Amendment Effective Date as if made on and as of such date.

        (b) The execution, delivery and performance of this Amendment are within the corporate power and authority of the Borrower and have been duly authorized by appropriate corporate proceedings, and the execution, delivery and performance of the Guaranty dated as of the date hereof by ATP Energy (the "Guaranty") are within the corporate power and authority of ATP Energy and have been duly authorized by appropriate corporate proceedings.

        (c) This Amendment constitutes a legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity.

        (d) No consent, order, authorization, or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required for the due execution, delivery, and performance by the Borrower of this Amendment or the other Loan Documents to which the Borrower is a party or by ATP Energy of the Guaranty or the other Loan Documents to which it is a party or the consummation of the transactions contemplated thereby.

     SECTION 4. CONDITIONS TO EFFECTIVENESS: This Amendment shall become effective and enforceable against the parties hereto and the Credit Agreement shall be amended as provided herein upon the occurrence of the following conditions precedent on or before the Sixth Amendment Effective Date:

        (a) Loan Documents. The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of (i) this Amendment duly and validly executed and delivered by duly authorized officers of the Borrower, the Administrative Agent and each Lender and (ii) the Guaranty duly and validly executed and delivered by a duly authorized officer of ATP Energy.

        (b) Corporate Proceedings of Loan Parties. The Administrative Agent shall have received multiple copies, as requested by the Administrative Agent, of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors of ATP Energy, authorizing the execution, delivery and performance of the Guaranty and the

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transaction contemplated thereby, each such copy being attached to an original certificate of the Secretary or an Assistant Secretary of ATP Energy, dated the Sixth Amendment Effective Date, certifying (i) that the resolutions attached thereto are true, correct and complete copies of resolutions duly adopted by written consent or at a meeting of the Board of Directors of ATP Energy, (ii) that such resolutions constitute all resolutions adopted with respect to the transactions contemplated hereby, (iii) that such resolutions have not been amended, modified, revoked or rescinded as of the Sixth Amendment Effective Date, (iv) that the articles of incorporation and bylaws attached thereto are the true, correct and complete copies of such articles and bylaws and that such articles and bylaws have not been amended, supplemented or otherwise modified except pursuant to any amendments attached thereto, and (v) as to the incumbency and specimen signature of the officer of ATP Energy executing any Loan Documents (including, without limitation, the Guaranty).

        (c) No Default. No Default or Event of Default shall have occurred and be continuing as of the Sixth Amendment Effective Date.

        (d) Material Adverse Effect. No event shall have occurred or circumstance shall have arisen since September 30, 2001, which, in the reasonable opinion of the Lenders, could have a Material Adverse Effect.

        (e) Legal Fees of Administrative Agent's Counsel. The Borrower shall have paid all fees and expenses of the Administrative Agent's outside legal counsel and other consultants pursuant to all invoices presented for payment on or prior to the Sixth Amendment Effective Date.

        (f) Other Instruments or Documents. The Administrative Agent or any Lender or counsel to the Administrative Agent shall have received such other instruments or documents as any of them may reasonably request.

     SECTION 5.  MISCELLANEOUS.

        (a) Effect on Loan Documents. Each of the Borrower, the Administrative Agent and the Lenders does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect. Nothing herein shall act as a waiver of any of the Administrative Agent's or Lender's rights under the Loan Documents, as amended, including the waiver of any Default or Event of Default, however denominated. From and after the Sixth Amendment Effective Date, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended by this Amendment. This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment shall be a Default or Event of Default, as applicable, under the Credit Agreement.

        (b) Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument.

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This Amendment may be executed by facsimile signature and all such signatures shall be effective as originals.

        (c) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

        (d) Entire Agreement. This Amendment constitutes the entire agreement among the parties hereto with respect to the subject hereof. All prior understandings, statements and agreements, whether written or oral, relating to the subject hereof are superseded by this Amendment.

        (e) Invalidity. In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

        (f) Titles of Articles, Sections and Subsections. All titles or headings to Articles, Sections, subsections or other divisions of this Amendment or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto.

        (g) Governing Law. This Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the internal laws of the State of Texas.

THIS AMENDMENT, THE CREDIT AGREEMENT, AS AMENDED HEREBY, THE NOTES, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Sixth Amendment Effective Date.


BORROWER:                        ATP OIL & GAS CORPORATION



                                 By:    /s/ T. Paul Bulmahn
                                        -------------------
                                        T. Paul Bulmahn
                                        President

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LENDER AND ADMINISTRATIVE        UNION BANK OF CALIFORNIA, N.A.
AGENT                            as Lender and as Administrative Agent



                                 By:    /s/ Damien Meiburger
                                        ----------------------------------------
                                 Name:  Damien Meiburger
                                 Title: Senior Vice President



                                 By:    /s/ Ali Ahmed
                                        ----------------------------------------
                                 Name:  Ali Ahmed
                                 Title: Vice President

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